UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2010


                          Pacific Bepure Industry, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      333-149898               26-1272059
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                  Jinjiang City, Fujian Province, P. R. China
               (Address of Principal Executive Office) (Zip Code)

                             tel: (86 595) 8677 0999
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (e) The Board of Directors of Pacific Bepure Industry, Inc. (the "Company"), as of December 4, 2010, approved an extension of the employment term of Haiting Li, the Company's President and Chief Executive Officer, from December 4, 2010 to December 4, 2015. Under the terms of Haiting Li's original employment agreement, his original employment term expired on December 4, 2010. All other terms or provisions of the original employment agreement remain unaffected by this amendment and continue in full force and effect.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) EXHIBITS.

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Pacific Bepure Industry, Inc.


                                       By: /s/ Haiting Li
                                           -------------------------------------
                                           Haiting Li
                                           President and Chief Executive Officer

Date: January 4, 2011